Exhibit 24.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Form 10-KSB of our report dated February 20, 2001, relating to the financial statements of Stratabase.com.

                                                   /s/ Moss Adams LLP
Portland, Oregon                                   --------------------------
March 26, 2001                                     Certified Public Accountants